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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003

Aon CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)
Registrant's Telephone Number, Including Area Code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

        The information required by Item 12. Results of Operation and Financial Condition is being provided under Item 9 pursuant to SEC guidance provided in SEC Release No. 33-8216.

        The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Highlights

        Starting first quarter 2003, Aon will be providing an updated presentation for its segment disclosure as follows:

I.
One Segment Has Been Renamed and Some Segments Will Be Modified Slightly To Reclassify Certain Business Units Between Segments

•
The Insurance Brokerage and Other Services segment has been renamed the Risk and Insurance Brokerage Services segment

•
The business units below will be reclassified among segments as follows:

•
Certain administration and marketing services relating to our insurance underwriting operations, previously included in the Risk and Insurance Brokerage Services segment, will be reclassified into the Insurance Underwriting segment.

•
Auto financing business, previously included in the Risk and Insurance Brokerage Services segment, will be reclassified into the Corporate and Other segment. Aon has decided to wind down the existing service obligation for this business, which is expected to be substantially finished by the end of 2004.
•
No changes or restatements have been made to prior period earnings per share or financials statements (income statement, balance sheet, or cash flow statement) as reported under accounting principles generally accepted in the United States (GAAP) as a result of the segment modifications.

•
For the segment disclosure only, three of the segments will have reclassified revenue, pretax income, pretax margins and organic revenue growth as shown in the attached schedules.

II.
Enhanced Revenue Information Will Be Provided Within Segments

        Schedules showing the reclassified segment revenue detail are attached for the previous eight quarters

        This information is being furnished to assist investors in making accurate comparisons of the Company's historical 2002 and 2001 financial information with the new presentation starting with first quarter 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aon CORPORATION
By:	/s/ PATRICK G. RYAN Patrick G. Ryan Chairman and Chief Executive Officer

Date: May 2, 2003

EXHIBIT INDEX

        The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit
99.1
Reclassified Segment Information for: (i) the quarters ended March 31, June 30, September 30 and December 31, 2002; (ii) the quarters ended March 31, June 30, September 30 and December 31, 2001; and (iii) the years ended December 31, 2002 and 2001.
99.2
Additional Revenue Information for: (i) the quarters ended March 31, June 30, September 30 and December 31, 2002; (ii) the quarters ended March 31, June 30, September 30 and December 31, 2001; and (iii) the years ended December 31, 2002 and 2001.
99.3
Various Segment Information—After Reclassification for: (i) the quarters ended March 31, June 30, September 30 and December 31, 2002; (ii) the quarters ended March 31, June 30, September 30 and December 31, 2001; and (iii) the years ended December 31, 2002 and 2001.
99.4
Reclassified Segment Information—Excluding Previously Reported Special & Unusual Charges for: (i) the quarters ended March 31, June 30, September 30 and December 31, 2002; (ii) the quarters ended March 31, June 30, September 30 and December 31, 2001; and (iii) the years ended December 31, 2002 and 2001.

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  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX